GABELLI EQUITY SERIES FUNDS, INC.
                               The Gabelli Small Cap Growth Fund
                                The Gabelli Equity Income Fund

                                        Class AAA Shares
                                            PROSPECTUS

                                        February 1, 2000

===============================================================================

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
===============================================================================


                                         Gabelli Equity Series Funds, Inc.
                                         The Gabelli Small Cap Growth Fund
                                          The Gabelli Equity Income Fund
                                               One Corporate Center
                                             Rye, New York 10580-1434
                                          1-800-GABELLI [1-800-422-3554]
                                                fax: 1-914-921-5118
                                              http://www.gabelli.com
                                             e-mail: info@gabelli.com
                 (Net Asset Value may be obtained daily by calling 1-800-GABELLI after 6:00 p.m.)

                                                    Questions?
                                                Call   1-800-GABELLI   or   your
                                        investment representative.

Gabelli Equity Series Funds, Inc.                    Table of Contents


                                        Investment and Performance Summary
                                                       2 - 6

                                          Investment and Risk Information
                                                       6 - 7

                                              Management of the Funds
                                                       7 - 8
                                       ------------------------------------

                                               8   Purchase of Shares
                                               9   Redemption of Shares
                                               10  Exchange of Shares
                                               11  Pricing of Fund Shares
                                               11  Dividends and Distributions
                                               12  Tax Information

                                               Financial Highlights
                                                      13 - 14

                                        INVESTMENT AND PERFORMANCE SUMMARY

The Gabelli Small Cap Growth Fund (the "Small Cap Fund") and The Gabelli Equity Income Fund (the "Equity Income Fund") (each a "Fund" and collectively, the "Funds") are series of Gabelli Equity Series Funds, Inc.

                                           GABELLI SMALL CAP GROWTH FUND

Investment Objective:

The Fund seeks to provide a high level of capital appreciation. Capital is the amount of money you invest in the Fund. Capital appreciation is an increase in the value of your investment.

Principal Investment Strategies:

The Fund invests primarily in the common stocks of growth companies with total market values at the time of investment of less than $500 million which the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes are likely to have rapid growth in revenues and above average rates of earnings growth.

Principal Risks:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in a decline in the value of Fund shares.

Who May Want to Invest:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

The Fund may appeal to you if:

         * you are a long-term investor
         * you seek growth of capital
         * you believe that the market will favor small capitalization stocks over the long term

You may not want to invest in the Fund if:

         * you are seeking a high level of current income
         * you are conservative in your investment approach
         * you seek stability of principal more than potential growth of capital

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                            GABELLI EQUITY INCOME FUND

Investment Objective:

The Fund seeks to provide a high level of total return on its assets with an emphasis on income.

Principal Investment Strategies:

The Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing primarily in income producing equity securities including securities convertible into common stock. In making stock selections, the Fund's Adviser looks for securities that have a better yield than the average of the Standard and Poor's 500 Stock Index, as well as capital gains potential.

Principal Risks:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Preferred stocks and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that its portfolio companies will reduce or eliminate the dividend rate on securities held by the Fund. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in a decline in the value of Fund shares.

Who May Want to Invest:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Fund's Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

The Fund may appeal to you if:

         * you are a long-term investor
         * you are seeking income as well as growth of capital

You may not want to invest in the Fund if:

         * you are conservative in your investment approach
         * you seek stability of principal more than potential growth of capital

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

The bar charts and tables shown below provide an indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year (since 1992), and by showing how the Funds' average annual returns for the one year, five years and the life of each Fund compare to its benchmark. As with all mutual funds, the Funds' past performance does not predict how the Funds will perform in the future.

                                           GABELLI SMALL CAP GROWTH FUND

BAR CHART (GRAPHIC OMITTED)
EDGAR REPRESENTATION OF DATA POINTS
USED IN PRINTED GRAPHIC

               Calendar Year              Total Return
               -------------              ------------
                    1992                     20.3%
                    1993                     22.8%
                    1994                     (2.9%)
                    1995                     25.2%
                    1996                     11.9%
                    1997                     36.5%
                    1998                      0.0%
                    1999                     14.2%

During the period shown in the bar chart, the highest return for a quarter was 17.10% (quarter ended June 30, 1999) and the lowest return for a quarter was (20.26)% (quarter ended September 30, 1998).


     Average Annual Total Returns
  (for the periods ended December 31, 1999)      Past One Year      Past Five Years      Since October 22, 1991*
---------------------------------------------- ------------------ -------------------- ----------------------------
---------------------------------------------- ------------------ -------------------- ----------------------------
The Gabelli Small Cap Growth Fund                   14.22%              16.90%                   17.86%
Class AAA Shares
---------------------------------------------- ------------------ -------------------- ----------------------------
---------------------------------------------- ------------------ -------------------- ----------------------------
Russell 2000 Index**                                21.26%              16.69%                   13.52%
---------------------------------------------- ------------------ -------------------- ----------------------------

* From October 22, 1991, the date that the Fund commenced investment operations. ** The Russell 2000 Index is an unmanaged index consisting of broad-based common stocks. The performance of the Index does not include expenses or fees.

                                            GABELLI EQUITY INCOME FUND

BAR CHART (GRAPHIC OMITTED)
EDGAR REPRESENTATION OF DATA POINTS
USED IN PRINTED GRAPHIC

               Calendar Year              Total Return
               -------------              ------------
                    1992                      9.8%
                    1993                     17.9%
                    1994                      1.1%
                    1995                     28.3%
                    1996                     17.9%
                    1997                     27.9%
                    1998                     12.6%
                    1999                      9.3%

During the period shown in the bar chart, the highest return for a quarter was 12.71% (quarter ended December 31, 1998) and the lowest return for a quarter was (9.65)% (quarter ended September 30, 1998).


         Average Annual Total Returns
   (for the periods ended December 31, 1999)      Past One Year        Past Five Years      Since January 2, 1992*
 ---------------------------------------------- ------------------- ---------------------- -------------------------
 ---------------------------------------------- ------------------- ---------------------- -------------------------
 The Gabelli Equity Income Fund                       9.33%                18.95%                   15.25%
 Class AAA Shares
 ---------------------------------------------- ------------------- ---------------------- -------------------------
 ---------------------------------------------- ------------------- ---------------------- -------------------------
 S&P(R)500 Stock Index**                               21.03%               28.54%                   17.04%
 ---------------------------------------------- ------------------- ---------------------- -------------------------

* From January 2, 1992, the date that the Fund commenced investment operations.
** The S&P(R) 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees.

Fees and Expenses of the Funds:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Funds.

                                                 Small Cap            Equity
                                                  Growth              Income
                                                  Fund                 Fund
Annual Fund Operating Expenses:
(expenses that are deducted from Fund Assets)
Management Fees                                   1.00%                 1.00%
Distribution (Rule 12b-1) Expenses                0.25%                 0.25%
Other Expenses                                    0.31%                 0.35%
                                                  -----                 -----
Total Annual Fund Operating Expenses              1.56%                 1.60%
                                                  =====                 =====

Expense Example:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Funds with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Funds for the time periods shown,
(2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 Year         3 Years       5 Years         10 Years
                          ------         -------       -------         --------

Small Cap Growth Fund       $159           $493          $850            $1,856
Equity Income Fund          $163           $505          $871            $1,900


                                          INVESTMENT AND RISK INFORMATION

Small Cap Fund:
In selecting investments for the Small Cap Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets and rising free cash flow and earnings. The Adviser's goal is to invest long term in the stocks of companies trading at reasonable valuations relative to perceived economic worth.

Frequently, smaller growth companies exhibit one or more of the following traits:
* New products or technologies
* New distribution methods
* Rapid changes in industry conditions due to regulatory or other developments
* Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller growth companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

Equity Income Fund:
In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that
* have strong free cash flow and pay regular dividends
* have potential for long-term earnings per share growth
* may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business
* are well-managed
* will benefit from sustainable long-term economic dynamics, such as globalization of an issuer's industry or an issuer's increased focus on productivity or enhancement of services

The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity Income Fund's assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

The Funds may also use the following investment technique:

          Defensive Investments. When adverse market or economic conditions occur, the Funds may temporarily invest all or a portion of their assets in defensive investments. Such investments include fixed income securities or high quality money market instruments. When following a defensive strategy, the Funds will be less likely to achieve their investment goals.

Investing in the Funds involve the following risks:

          Equity Risk. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

          Fund and Management Risk. - Small Cap Fund only - The Fund invests in growth and value stocks issued by smaller companies. The Fund's price may decline because the market favors large capitalization company stocks over stocks of small to mid-size companies or value stocks over growth stocks. If the Adviser is incorrect in its assessment of the growth prospects of the securities it holds or no event occurs which surfaces value, then the value of the Fund's shares may decline.

          Fund and Management Risk. - Equity Income Fund only - The Fund invests in stocks issued by companies believed by the Adviser to be undervalued and that have the potential to achieve significant capital appreciation. If the Adviser is incorrect in its assessment of the values of the securities it holds or no event occurs which surfaces value, then the value of the Fund's shares may decline.

          Small Capitalization Company Risk. - Small Cap Fund only - Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Small capitalization companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small capitalization company stock prices tend to rise and fall in value more than other stocks. The Fund, as a holder of equity securities, only has rights to a value in the company after all its debts have been paid, and it could lose its entire investment in a company that encounters financial difficulty.

          Interest Rate Risk and Credit Risk. - Equity Income Fund only - Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

          Low Credit Quality Risk. - Equity Income Fund only - Lower rated convertible securities are subject to greater credit risk, price volatility and risk of loss than investment grade securities. There may be less of a market for lower rated securities, which could make it harder to sell them at an acceptable price.

                                              MANAGEMENT OF THE FUNDS

The Adviser. Gabelli Funds, LLC, with principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment program under the supervision of the Funds' Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended September 30, 1999, the Funds paid the Adviser a fee equal to 1.00% of the value of each of the Fund's average daily net assets.

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, is responsible for the day-to-day management of the Funds. Mr. Gabelli has been Chairman, Chief
Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception, as well as its parent company, GAMI. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of GAMI, and is an officer or director of various other companies affiliated with GAMI. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.

Rule 12b-1 Plan. The Funds have adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Funds on an annual basis of 0.25% of the Funds' average daily net assets attributable to Class AAA Shares to finance distribution of the Funds' Class AAA Shares. The Funds may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sales of Class AAA Shares of the Funds. To the extent any activity is one that the Funds may finance without a distribution plan, the Funds may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

                                                PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through the Distributor, directly from the Funds through the Funds' transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor.

          By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Small Cap Growth Fund" or "The Gabelli Equity Income Fund" to:

         By Mail                                       By Personal Delivery
         The Gabelli Funds                             The Gabelli Funds
         P.O. Box 8308                                 c/o BFDS
         Boston, MA 02266-8308                         66 Brooks Drive
                                                       Braintree, MA 02184

         You can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

By Bank Wire. To open an account using the bank wire transfer system, first telephone the Fund(s) at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                                        State Street Bank and Trust Company
                                       [ABA #011-0000-28 REF DDA #99046187]
                                            Re: The Gabelli ______ Fund
                                                Account #__________
                                          Account of [Registered Owners]
                                       225 Franklin Street, Boston, MA 02110

         If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

Share Price. The Funds sell their Class AAA Shares at the net asset value next determined after the Funds receive your completed subscription order form and your payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

Minimum Investments. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


--------------------------------------------------------------------------------
Retirement Plans. The Funds have available a form of IRA and a "Roth" IRA for investment in Fund shares that may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no subsequent investment requirement for retirement plans.
--------------------------------------------------------------------------------

Automatic Investment Plan. The Funds offer an automatic monthly investment plan. There is no minimum monthly investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Funds' Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH Purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website at www.gabelli.com.

General. State Street will not issue share certificates unless requested by you. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirement.

                                               REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day without a redemption fee. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission orders the Funds to suspend redemptions.

The Funds redeem their shares at the net asset value next determined after the Funds receive your redemption request. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through the Distributor or directly from the Funds through the Funds' transfer agent.

                   By Letter.  You may mail a letter  requesting  redemption  of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

                   By Telephone or the  Internet.  You may redeem your shares in an account directly registered with State Street by calling either 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365
                  (617-328-5000 from outside the United States) or visiting our website at www.gabelli.com, subject to a $25,000 limitation. You may not redeem shares held through an IRA by telephone or the Internet. If State Street properly acts on telephone or Internet instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Funds will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as State Street or the Funds take reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares").

                  1. Telephone or Internet Redemption By Check. The Funds will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

                  2. Telephone or Internet Redemption By Bank Wire. The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

Automatic Cash Withdrawal Plan. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 1-800-GABELLI (1-800-422-3554) for more information about this plan.

Involuntary Redemption. The Funds may redeem all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.

Redemption Proceeds. A redemption request received by a Fund will be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Funds will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemptions until the check clears, which may take up to as many as 15 days following purchase. While the Funds will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

The Funds may pay you your redemption proceeds wholly or partly in portfolio securities. Payments would be made in portfolio securities only in the rare instance that the Funds' Board of Directors believes that it would be in the Funds' best interest not to pay redemption proceeds in cash.

                                                EXCHANGE OF SHARES

You can exchange shares of the Fund(s) you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 1-800-GABELLI (1-800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.

In effecting an exchange:

* you must meet the minimum investment requirements for the fund whose shares you purchase through exchange
* if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange
* you may realize a taxable gain or loss
* you should read the prospectus of the fund whose shares you are purchasing through exchange (call 1-800-GABELLI [(1-800-422-3554) to obtain the prospectus)].

You may exchange shares through the Distributor, directly through the Funds' transfer agent or through a registered broker-dealer.

Exchange by Telephone. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

Exchange by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the funds whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates.

We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

                                              PRICING OF FUND SHARES

The Funds' net asset value per share of the Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Funds' net asset value per share of the Class AAA Shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value is computed by dividing the value of the Funds' net assets (i.e. the value of their securities and other assets less their liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of their shares outstanding at the time the determination is made. The Funds use market quotations in valuing their portfolio securities.
Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors of the Funds believe represents fair value.

                                            DIVIDENDS AND DISTRIBUTIONS

The Funds intend to pay dividends quarterly for the Equity Income Fund and annually for the Small Cap Fund and capital gain distributions, if any, on an annual basis. You may have dividends or capital gains distributions that are declared by the Funds automatically reinvested at net asset value in additional shares of the Funds. You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you purchase your shares. You may change this election by notifying the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains.

                                                  TAX INFORMATION

The Funds expect that their distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the asset giving rise to such gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e. gains from assets held by the Funds for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state or local taxes. An exchange of the Funds' shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders generally will be subject to a federal withholding tax.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

                                               FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance for the past five fiscal years of the Funds. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds' Class AAA Shares. This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Funds' financial statements and related notes are included in the annual report, which is available upon request.

GABELLI SMALL CAP GROWTH FUND

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended September 30,

                                                  1999           1998          1997          1996          1995
                                                  ----           ----          ----          ----          ----
Operating performance:
     Net asset value, beginning of year.....     $18.81         $ 25.42       $ 20.02       $ 19.34       $17.24
                                                 ------         -------       -------       -------       ------
     Net investment loss....................     (0.07)         (0.03)        (0.07)        (0.09)        (0.04)
     Net realized and unrealized gain/(loss)
              on investments................      3.63          (2.99)         7.70          2.11          3.17
                                                  ----          ------         ----          ----          ----
     Total from investment operations             3.56          (3.02)         7.63          2.02          3.13
                                                  ----          ------         ----          ----          ----

Distributions to shareholders:
     Net realized gain on investments.......     (0.53)         (3.59)        (2.23)        (1.34)        (1.03)
                                                 ------         ------        ------        ------        ------
     Total distributions....................     (0.53)         (3.59)        (2.23)        (1.34)        (1.03)
                                                 ------         ------        ------        ------        ------

     Net asset value, end of year...........     $21.84         $ 18.81       $ 25.42       $ 20.02       $19.34
                                                 ======         =======       =======       =======       ======

     Total return+..........................      19.24%       (13.53)%       42.22%        10.97%        19.66%
                                                  ======       ========       ======        ======        ======

Ratios to average net assets and
supplemental data:
     Net assets, end of year (in 000's)         $305,403       $277,820      $296,519      $223,239      $231,156
     Ratio of net investment loss to
          average net assets................     (0.34)%        (0.14)%       (0.36)%       (0.42)%       (0.24)%
     Ratio of operating expenses to
          average net assets (a)............      1.56%          1.44%         1.62%         1.58%         1.54%
     Portfolio turnover rate................       24%            20%           14%           11%           17%


+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the fiscal years ended September 30, 1999 and 1997. Excluding interest expense, the ratios of operating expenses to average net assets would have been 1.53% and 1.52%, respectively.

GABELLI EQUITY INCOME FUND

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended September 30,

                                                  1999           1998          1997          1996          1995
                                                  ----           ----          ----          ----          ----
Operating performance:
     Net asset value, beginning of year.....     $15.97         $17.39        $13.81        $12.65        $11.54
                                                 ------         ------        ------        ------        ------
     Net investment income..................      0.23           0.22          0.22          0.28          0.29
     Net realized and unrealized gain
              on investments................      2.82           0.29          4.28          1.76          1.77
                                                  ----           ----          ----          ----          ----
     Total from investment operations             3.05           0.51          4.50          2.04          2.06
                                                  ----           ----          ----          ----          ----

Distributions to shareholders:
     Net investment income..................     (0.22)         (0.26)        (0.22)        (0.28)        (0.29)
     In excess of net investment income.....      ----           ----          ----         (0.01)         ----
     Net realized gain on investments.......     (1.22)         (1.67)        (0.70)        (0.59)        (0.66)
                                                 ------         ------        ------        ------        ------
     Total distributions....................     (1.44)         (1.93)        (0.92)        (0.88)        (0.95)
                                                 ------         ------        ------        ------        ------
     Net asset value, end of year...........     $17.58         $15.97        $17.39        $13.81        $12.65
                                                 ======         ======        ======        ======        ======

     Total return+..........................     19.82%         2.98%         33.98%        16.69%        19.20%
                                                 ======         =====         ======        ======        ======

Ratios to average net assets and
supplemental data:
     Net assets, end of year (in 000's)          $92,111       $79,669        $73,730      $57,006       $54,806
     Ratio of net investment income to
          average net assets................      1.32%         1.27%          1.42%        1.99%         2.50%
     Ratio of operating expenses to
          average net assets................      1.60%         1.64%          1.78%        1.93%         1.83%
     Portfolio turnover rate................       39%           35%            43%          20%           30%

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

                                                 [BACK COVER PAGE]

                                         Gabelli Equity Series Funds, Inc.
                                         The Gabelli Small Cap Growth Fund
                                          The Gabelli Equity Income Fund
                                                 Class AAA Shares


For More Information:
For more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports:
The Funds' semi-annual and annual reports to shareholders contain additional information on the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including their operations and investments policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Funds by contacting:

--------------------------------------------------------------------------------
                                         Gabelli Equity Series Funds, Inc.
--------------------------------------------------------------------------------
                                               One Corporate Center
                                                   Rye, NY 10580
                                     Telephone: 1-800-GABELLI (1-800-422-3554)
                                                  www.gabelli.com


You can review the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. You can get text-only copies:

* For a fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102 [or by calling 1-202-942-8090], or by electronic request at the following email address: publicinfo@sec.gov
* Free from the Commission's Website at http://www.sec.gov



(Investment Company Act file no. 811-06367)



                                         Gabelli Equity Series Funds, Inc.
                                         The Gabelli Small Cap Growth Fund
                                                 Class AAA Shares

                                                    PROSPECTUS
                                                 February 1, 2000


================================================================================
The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
================================================================================

                                         Gabelli Equity Series Funds, Inc.
                                         The Gabelli Small Cap Growth Fund
                                               One Corporate Center
                                             Rye, New York 10580-1434
                                          1-800-GABELLI [1-800-422-3554]
                                                fax: 1-914-921-5118
                                              http://www.gabelli.com
                                             e-mail: info@gabelli.com
                 (Net Asset Value may be obtained daily by calling 1-800-GABELLI after 6:00 p.m.)

                                                    Questions?
                                                Call   1-800-GABELLI   or   your
                                        investment representative.







----------------------------------------------------------
THIS  PROSPECTUS  IS FOR USE BY  PENSION  PLAN AND  OTHER  TAX-EXEMPT  INVESTORS
SEEKING TO INVEST IN THE GABELLI SMALL CAP GROWTH FUND AND DOES NOT SUPERCEDE THE COMBINED PROSPECTUS DATED FEBRUARY 1, 2000 FOR THE GABELLI EQUITY INCOME FUND AND THE GABELLI SMALL CAP GROWTH FUND.

Gabelli Equity Series Funds, Inc.           Table of Contents


                                        Investment and Performance Summary
                                                       2 - 4

                                          Investment and Risk Information
                                                       4 - 5

                                              Management of the Fund
                                                         5

                                          -------------------------------
                                                 6  Purchase of Shares
                                                 7  Redemption of Shares
                                                 8  Exchange of Shares
                                                 9  Pricing of Fund Shares
                                                 9  Dividends and Distributions
                                                10  Tax Information

                                               Financial Highlights
                                                        11

                                        INVESTMENT AND PERFORMANCE SUMMARY

The Gabelli Small Cap Growth Fund (the "Small Cap Fund"or the "Fund") is a series of Gabelli Equity Series Funds, Inc.

Investment Objective:

The Fund seeks to provide a high level of capital appreciation. Capital is the amount of money you invest in the Fund. Capital appreciation is an increase in the value of your investment.

Principal Investment Strategies:

The Fund invests primarily in the common stocks of growth companies with total market values at the time of investment of less than $500 million which the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes are likely to have rapid growth in revenues and above average rates of earnings growth.

Principal Risks:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in a decline in the value of Fund shares.

Who May Want to Invest:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

The Fund may appeal to you if:

      * you are a long-term investor
      * you seek growth of capital
      * you believe that the market will favor small capitalization stocks over the long term

You may not want to invest in the Fund if:

      * you are seeking a high level of current income
      * you are conservative in your investment approach
      * you seek stability of principal more than potential growth of capital

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1992), and by showing how the Fund's average annual returns for the one year, five years and the life of the Fund compare to its benchmark. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future.

BAR CHART [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS
USED IN PRINTED GRAPHIC

                                Calendar Year                      Total Return
                                -------------                      ------------
                                    1992                                20.3%
                                    1993                                22.8%
                                    1994                               (2.9)%
                                    1995                                25.2%
                                    1996                                11.9%
                                    1997                                36.5%
                                    1998                                 0.0%
                                    1999                               14.22%

================================================================================
During the period shown in the bar chart, the highest return for a quarter was 17.10% (quarter ended June 30, 1999) and the lowest return for a quarter was (20.26)% (quarter ended September 30, 1998).
================================================================================


         Average Annual Total Returns               Past One Year          Past Five Years      Since October 22,
   (for the periods ended December 31, 1999)                                                          1991*
 ---------------------------------------------- ----------------------- ---------------------- ---------------------
 ---------------------------------------------- ----------------------- ---------------------- ---------------------
 The Gabelli Small Cap Growth Fund Class AAA            14.22%                 16.90%                 17.86%
 Shares
 ---------------------------------------------- ----------------------- ---------------------- ---------------------
 ---------------------------------------------- ----------------------- ---------------------- ---------------------
 Russell 2000 Index**                                   21.26%                 16.69%                 13.52%
 ---------------------------------------------- ----------------------- ---------------------- ---------------------

* From October 22, 1991, the date that the Fund commenced investment operations.
** The Russell 2000 Index is an unmanaged index consisting of broad-based common stocks. The performance of the Index does not include expenses or fees.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

                                                                 Small Cap
                                                                  Growth
                                                                   Fund
Annual Fund Operating Expenses:
     (expenses that are deducted from Fund assets)
Management Fees                                                    1.00%
Distribution (Rule 12b-1) Expenses                                 0.25%
Other Expenses                                                     0.31%
                                                                   ----
Total Annual Fund Operating Expenses                               1.56%
                                                                   ====



Expense Example:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 Year       3 Years       5 Years        10 Years
                           ------       -------       -------        --------

Small Cap Growth Fund      $159         $493          $850           $1,856

                                          INVESTMENT AND RISK INFORMATION

In selecting investments for the Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets and rising free cash flow and earnings. The Adviser's goal is to invest long term in the stocks of companies trading at reasonable valuations relative to perceived economic worth.

Frequently, smaller growth companies exhibit one or more of the following traits:

* New products or technologies
* New distribution methods
* Rapid changes in industry conditions due to regulatory or other developments
* Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate
  of  earnings   growth,   which  would   usually  be  reflected  in  capital
  appreciation.

In addition, because smaller growth companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

The Fund may also use the following investment technique:

      Defensive Investments. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities or high quality money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goals.

Investing in the Fund involves the following risks:

      Equity Risk. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

      Fund and Management Risk. The Fund invests in growth and value stocks issued by smaller companies. The Fund's price may decline because the market favors large capitalization company stocks over stocks of small to mid-size companies or value stocks over growth stocks. If the Adviser is incorrect in its assessment of the growth prospects of the securities it holds or no event occurs which surfaces value, then the value of the Fund's shares may decline.

      Small Capitalization Company Risk. Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Small capitalization companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small capitalization company stock prices tend to rise and fall in value more than other stocks. The Fund, as a holder of equity securities, only has rights to a value in the company after all its debts have been paid, and it could lose its entire investment in a company that encounters financial difficulty.

                                              MANAGEMENT OF THE FUND

The Adviser. Gabelli Funds, LLC, with principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended September 30, 1999, the Fund paid the Adviser a fee equal to 1.00% of the value of the Fund's average daily net assets.

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, is responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman, Chief
Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception, as well as its parent company, GAMI. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of GAMI, and is an officer or director of various other companies affiliated with GAMI. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.

Rule 12b-1 Plan. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of the Fund's average daily net assets attributable to Class AAA Shares to finance distribution of the Fund's Class AAA Shares. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sales of Class AAA Shares of the Fund. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

                                                PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through your Plan Administrator the Distributor, directly from the Fund through the Fund's transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor.

      By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Small Cap Growth Fund" to:

                 By Mail                            By Personal Delivery
                 The Gabelli Funds                  The Gabelli Funds
                 P.O. Box 8308                      c/o BFDS
                 Boston, MA 02266-8308              66 Brooks Drive
                                                    Braintree, MA 02184

You can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

      By Bank Wire. To open an account using the bank wire transfer system, first telephone the Fund at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                                        State Street Bank and Trust Company
                                       [ABA #011-0000-28 REF DDA #99046187]
                                            Re: The Gabelli ______ Fund
                                                Account #__________
                                          Account of [Registered Owners]
                                       225 Franklin Street, Boston, MA 02110

     If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

Share Price. The Fund sells its Class AAA Shares at the net asset value next determined after the Fund receives your completed subscription order form and your payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

Minimum Investments. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

Retirement Plans. The Fund has available a form of IRA and a "Roth" IRA for investment in Fund shares that may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment may vary dependant upon your plan sponsor or broker-dealer.

Automatic Investment Plan. The Fund offers an automatic monthly investment plan. There is no minimum monthly investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH Purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website @ www.gabelli.com.

General. State Street will not issue share certificates unless requested by you. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirement.

                                               REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day without a redemption fee. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission orders the Fund to suspend redemptions.

The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.

      By Letter. You may mail a letter requesting redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

      By Telephone or the Internet. You may redeem your shares in an account directly registered with State Street by calling either 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 (617-328-5000 from outside the United
     States) or visiting our website at www.gabelli.com, subject to a $25,000 limitation. You may not redeem shares held through an IRA by telephone or the Internet. If State Street properly acts on telephone or Internet instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as State Street or the Fund takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares").

         1. Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

         2. Telephone or Internet Redemption By Bank Wire. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

Automatic Cash Withdrawal Plan. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 1-800-GABELLI (1-800-422-3554) for more information about this plan.

Involuntary Redemption. The Fund may redeem all shares in your account (other than an IRA account) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

Redemption Proceeds. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemptions until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

The Fund may pay you your redemption proceeds wholly or partly in portfolio securities. Payments would be made in portfolio securities only in the rare instance that the Fund's Board of Directors believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

                                                EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 1-800-GABELLI (1-800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.

In effecting an exchange:

* you must meet the minimum investment requirements for the fund whose shares you purchase through exchange
* if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange
* you may realize a taxable gain or loss
* you should read the prospectus of the fund whose shares you are purchasing
     through  exchange  (call  1-800-GABELLI   (1-800-422-3554)  to  obtain the
     prospectus).

You may exchange shares through the Distributor, directly through the Fund's transfer agent or through a registered broker-dealer.

Exchange by Telephone. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

Exchange by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

                                              PRICING OF FUND SHARES

The Fund's net asset value per share of the Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's net asset value per share of the Class AAA Shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less their liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors of the Fund believe represents fair value.

                                            DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends annually and capital gain distributions, if any, on an annual basis. You may have dividends or capital gains distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

                                                  TAX INFORMATION

The Fund expects that its distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Fund holds the asset giving rise to such gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e. gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state or local taxes. An exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders generally will be subject to a federal withholding tax.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                                               FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the past five fiscal years of the Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund's Class AAA Shares. This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements and related notes are included in the annual report, which is available upon request.

GABELLI SMALL CAP GROWTH FUND

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended September 30,

                                                  1999         1998          1997         1996          1995
                                                  ----         ----          ----         ----          ----
Operating performance:
     Net asset value, beginning of year.....     $18.81      $ 25.42       $ 20.02       $ 19.34       $17.24
                                                 ------      -------       -------       -------       ------
     Net investment loss....................      (0.07)      (0.03)         (0.07)        (0.09)       (0.04)
     Net realized and unrealized gain/(loss)
              on investments................       3.63       (2.99)          7.70          2.11         3.17
                                                   ----       ------          ----          ----         ----
     Total from investment operations              3.56       (3.02)          7.63          2.02         3.13
                                                   ----       ------          ----          ----         ----

Distributions to shareholders:
     Net realized gain on investments.......      (0.53)       (3.59)        (2.23)       (1.34)       (1.03)
                                                  ------       ------         ------       ------       ------
     Total distributions....................      (0.53)       (3.59)        (2.23)       (1.34)       (1.03)
                                                  ------       ------        ------       ------       ------

     Net asset value, end of year...........     $21.84       $ 18.81       $ 25.42      $ 20.02       $19.34
                                                  ======      ========      =======      =======       ======

     Total return+..........................      19.24%      (13.53)%       42.22%       10.97%        19.66%
                                                  ======      ========      =======       ======        ======

Ratios to average net assets and
supplemental data:
     Net assets, end of year (in 000's)        $305,403      $277,820      $296,519      $223,239      $231,156
     Ratio of net investment loss to
          average net assets................    (0.34)%       (0.14)%      (0.36)%       (0.42)%        (0.24)%
     Ratio of operating expenses to
          average net assets (a)............      1.56%         1.44%        1.62%         1.58%          1.54%
     Portfolio turnover rate................        24%           20%          14%           11%            17%



+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the fiscal years ended September 30, 1999 and 1997. Excluding interest expense, the ratios of operating expenses to average net assets would have been 1.53% and 1.52%, respectively.

                                                 [BACK COVER PAGE]

                                         Gabelli Equity Series Funds, Inc.
                                         The Gabelli Small Cap Growth Fund
                                                 Class AAA Shares

For More Information:
For more information about the Fund, the following documents are available free upon request:

Annual/Semi-annual Reports:
The Fund's semi-annual and annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including its operations and investments policies. It is incorporated by reference, and is legally considered a part of this prospectus.

You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:


                                         Gabelli Equity Series Funds, Inc.

                                               One Corporate Center
                                                   Rye, NY 10580
                                     Telephone: 1-800-GABELLI (1-800-422-3554)
                                                  www.gabelli.com



You can review the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. You can get text-only copies:

*For a fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102 [or by calling 1-202-942-8090], or by electronic request at the following email address: publicinfo@sec.gov.

* Free from the Commission's Website at http://www.sec.gov



(Investment Company Act file no. 811-06367)